UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02297

Stratton Multi-Cap Fund, Inc.

(Exact name of registrant as specified in charter)

610 W. Germantown Pike, Suite 300 Plymouth Meeting, PA	19462-1050
(Address of principal executive offices)	(Zip code)

Patricia L. Sloan, Secretary/Treasurer

Stratton Multi-Cap Fund, Inc.

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-941-0255

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

STRATTON
MUTUAL FUNDS
Stability • Strategy • Success

Semi-Annual Report

June 30, 2008

DEAR FELLOW SHAREHOLDER:

THE MARKET ENVIRONMENT

Pessimism continued to prevail during the second quarter of 2008. Even though the economy continues its slow growth, investors do not feel good about the current environment. The financial crisis has not abated as further negative news seems to come from the sector on a daily basis. This has created a pall over the entire market place. The major market indexes have entered double-digit negative territory for the first half of 2008. Negative returns since October 2007 signal that we are in a bear market.

Corporations speak tentatively about their outlooks. Inflationary pressures from skyrocketing energy prices along with higher costs for other raw materials are squeezing margins. Price increases are getting passed along where they can, but this exacerbates inflation on the consumer level.

As the consumer pays more to fill his tank, other areas of spending are cannibalized. Discretionary areas such as autos and restaurants are hurting as people become more mindful about where their dollars go. Higher shipping costs also are reflected in the prices consumers are paying. Tax rebate checks in the quarter had a momentarily positive impact on spending.

There are a few glimmers of hope. Corporate balance sheets are in excellent shape. Cash flow continues to be used to repurchase shares, retire debt and raise dividends. The weak dollar translates into higher earnings for those companies that see a large percentage of sales from overseas. The Market is selling at a very attractive valuation level, especially when one excludes Financials. We remain vigilant for evidence that the worst is over for the Financial sector and the Market is finally “washed out,” which will set the stage for a recovery in equities.

OUTLOOK

We do see the need for more time to elapse before the financial crisis dissipates. This eventually will help investors’ psyche. A recession seems to have been avoided for now with growing inflation concerns taking its place. We want to emphasize companies and sectors that have pricing power and predictable earnings, which will translate into good cash flow. Companies that have a large percentage of their sales outside the U.S. will be able to take advantage of the weak dollar. The weak dollar also may cause domestic assets to look cheap to foreign acquirers. Sector allocation and stock selection will continue to go hand in hand as keys to outperforming in subsequent quarters.

Sincerely yours,

James W. Stratton

    Chairman

August 15, 2008

Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

Date of first use, August 2008. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Multi-Cap Fund — Jim Stratton

The most significant change that occurred in the second quarter was a sharp increase in Fund assets of $71 million. This increased total Fund assets to $180 million and presented us with an investment challenge of how to deploy this new cash. We have dealt with these inflows prudently, by holding cash reserves which permits us to look for buying opportunities as second quarter earnings are reported. At the end of the quarter, cash reserves were 19% of the portfolio. In addition, we added thirteen new names to the Fund and eliminated four holdings that posted disappointing earnings. This brings total Fund holdings to 49 securities.

Energy continues to be our largest sector at 21% of total Fund net assets, followed by Technology and Utilities. Our new investments have been in a broad array of companies in the Utilities, Energy Service, Health Care and Technology sectors. We have tried to diversify the portfolio away from the concentrations that may have existed in earlier periods.

The one striking absence from our portfolio is Financial stocks. We believe that the problems in the housing market will continue to reverberate throughout the Financial Services industry, both domestic and international. Additionally, credit standards are being raised now that the losses have been absorbed and leverage is being reduced. Neither of these is a positive trend for the short term dollar value of financial assets. We think that Financials may well be through the bulk of their decline, but will have a long, slow bottoming process that will take years rather than months to sort out. They will not provide attractive opportunities for earnings growth until a great deal of consolidation takes place within the industry. We will be constantly watching them for opportunities, but with a cynical eye toward the earning power of the entire industry until the washout is complete.

Portfolio holdings are as of 6/30/08, they are subject to change at any time. Investors will incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Multi-Cap Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS June 30, 2008 (unaudited)

Stratton Multi-Cap Fund

	June 30, 2008	March 31, 2008
Total Net Assets	$180,739,576	$109,668,994
Net Asset Value Per Share	$41.90	$40.93
Shares Outstanding	4,313,688	2,679,225

Quarterly Portfolio Changes

New Holdings (Percentage of Total Net Assets)		Eliminated Holdings
Accenture, Ltd. Class A (1.6%)	L-3 Communications Holdings, Inc. (1.3%)	The Allstate Corp.
Dynegy, Inc. Class A (1.4%)	Medco Health Solutions, Inc. (1.6%)	Seagate Technology
General Cable Corp. (1.7%)	NRG Energy, Inc. (1.4%)	The Toronto-Dominion Bank
H&R Block, Inc. (1.7%)	Schering-Plough Corp. (1.5%)	WellPoint, Inc.
Halliburton Co. (1.5%)	Thermo Fisher Scientific, Inc. (1.5%)
Hewlett-Packard Co. (2.0%)	Transocean, Inc. (1.3%)
Tyco Electronics, Ltd. (1.4%)

Industry Categories (Percentage of Total Net Assets)
Energy	21.4%	Health Care	6.0%	Retailing	1.6%
Technology	15.1%	Industrial	4.4%	Telecommunications	1.5%
Utilities	11.5%	Consumer Services	4.2%	Insurance/Services	1.1%
Capital Goods	6.5%	Consumer Staples	1.9%
Basic Materials	6.1%	Aerospace/Defense	1.7%

Ten Largest Holdings*

	Market Value	Percent of TNA
Penn Virginia Corp.	$8,673,300	4.8%
Chesapeake Energy Corp.	5,804,480	3.2
Occidental Petroleum Corp.	5,391,600	3.0
AMETEK, Inc.	5,312,250	2.9
EOG Resources, Inc.	5,248,000	2.9
XTO Energy, Inc.	5,138,250	2.8
Freeport-McMoRan Copper & Gold, Inc.	4,687,600	2.6
The Charles Schwab Corp.	4,518,800	2.5
International Business Machines Corp.	3,555,900	2.0
Owens-Illinois, Inc.	3,543,650	2.0
	$51,873,830	28.7%

*	Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Monthly Dividend REIT Shares — Jim Beers

In the second quarter of 2008, we witnessed more unprecedented stock price volatility in the REIT market and in the broad markets. As of June 30, 2008, SMDS had a year-to-date total return of -3.14%, slightly better than the -3.45% return of the MSCI U.S. REIT Index (RMS) and the -3.60% return of the FTSE NAREIT Equity Index. These returns were far better, however, than the -11.91% return of the S&P 500 Index. Investors in all asset classes have been feeling the pain of uncertain, jittery equity markets.

During the quarter, REIT stocks traded in lock step with the Financial sector, as increasingly dour news continued to evolve from the housing and credit crisis. In addition, with rising concerns over the health of the economy as a whole, REIT investors have nervously eyed those groups within the REIT sector that would most likely suffer during an economic slowdown. One area of stability has been the Health Care REITs. We have maintained a heavy weighting in this group for several years, as these companies have been consistent dividend payers, with long lease agreements that provide good earnings visibility. However, we are becoming somewhat cautious that the outperformance of the Health Care REIT group relative to the overall REIT industry may begin to diminish. As a result, we trimmed some positions in early June.

Also, during the quarter, we eliminated one mall REIT, and added two new shopping center names. Often grocery-anchored shopping centers draw more foot traffic during a tough economic period than destination-type mall properties. We also increased our exposure to the Apartment sector. Though we have been concerned about certain overheated housing markets throughout the U.S., tighter mortgage lending standards may make renting a better option for newly formed households. This would drive rental demand higher, increasing the opportunity for multi-family landlords to raise rental rates.

Portfolio holdings are as of 6/30/08, they are subject to change at any time. Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. Investors will incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS June 30, 2008 (unaudited)

Stratton Monthly Dividend REIT Shares

	June 30, 2008	March 31, 2008
Total Net Assets	$90,857,521	$100,642,875
Net Asset Value Per Share	$24.82	$28.80
Shares Outstanding	3,660,188	3,494,171

Quarterly Portfolio Changes

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Developers Diversified Realty Corp. (2.3%)	Pennsylvania Real Estate Investment Trust
Equity One, Inc. (1.1%)
Equity Residential (2.1%)

Industry Categories (Percentage of Total Net Assets)
Health Care	23.9%	Lodging	5.3%
Apartments	19.1%	Net Lease	5.0%
Office	16.4%	Shopping Centers	4.7%
Industrial	8.9%	Diversified	3.5%
Regional Malls	8.2%

Ten Largest Holdings*

	Market Value	Percent of TNA
National Health Investors, Inc.	$4,276,500	4.7%
National Retail Properties, Inc.	4,180,000	4.6
UDR, Inc.	4,140,300	4.6
Liberty Property Trust	3,881,865	4.3
Mid-America Apartment Communities, Inc.	3,572,800	3.9
EastGroup Properties, Inc.	3,432,000	3.8
Brandywine Realty Trust	3,152,000	3.5
Lexington Realty Trust	3,134,900	3.5
Health Care REIT, Inc.	3,115,000	3.4
Camden Property Trust	3,098,200	3.4
	$35,983,565	39.7%

*	Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund — Jerry Van Horn

For the second quarter of 2008, Stratton Small-Cap Value Fund posted a total return of +9.48% compared to the Russell 2000 Value Index return of -3.55% and the Russell 2000 Index return of +0.58%.

The Fund registered positive performance from nearly every sector of the portfolio during the second quarter led by the Energy, Technology, Materials & Processing and Health Care sectors. Strong performance within the Energy sector was widespread. The Fund’s ten energy-related holdings posted an average return of over 52% during the quarter as crude, natural gas and coal prices continued to rise. Fund holdings ON Semiconductor Corp. and DRS Technologies, Inc. led performance within the Technology sector. DRS Technologies, Inc. announced in May that the firm had agreed to be acquired by Italian-based aerospace and defense firm Finmeccanica. Performance within the Materials & Processing sector was bolstered by Fund holding Schnitzer Steel Industries, Inc., a beneficiary of continuing strong demand for scrap steel.

Relative to the Russell 2000 Value Index, the Fund performed well across all economic sectors during the second quarter with the exception of the Materials & Processing sector, where the Fund continues to be underweighted. The greatest relative performance was experienced in the Energy, Technology, Financial Services, Health Care and Consumer Discretionary sectors. The Fund registered positive stock selection in all economic sectors during the quarter and gained significant benefit from sector allocation to the Energy (overweight), Financial Services and Consumer Discretionary sectors (both underweight).

For the first six months of 2008, Stratton Small-Cap Value Fund posted a return of +4.38% compared to the Russell 2000 Value Index return of -9.84% and the Russell 2000 Index return of -9.37%.

Portfolio holdings are as of 6/30/08, they are subject to change at any time. Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity. Investors will incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS June 30, 2008 (unaudited)

Stratton Small-Cap Value Fund

	June 30, 2008	March 31, 2008
Total Net Assets	$749,403,466	$669,649,521
Net Asset Value Per Share	$48.16	$43.99
Shares Outstanding	15,561,102	15,222,308

Quarterly Portfolio Changes

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
American Oriental Bioengineering, Inc. (0.8%)	Packeteer, Inc.
Interactive Brokers Group, Inc. Class A (1.0%)	Sterling Financial Corp.
Longs Drug Stores Corp. (1.0%)	United Rentals, Inc.

Industry Categories (Percentage of Total Net Assets)
Energy	18.2%	Consumer Staples	6.0%	Aerospace/Defense	1.8%
Technology	14.5%	Basic Materials	5.4%	Transportation	1.7%
Health Care	13.2%	Capital Goods	5.4%	Business Services	1.5%
Banking/Financial	8.3%	REITs	5.2%	Insurance/Services	1.3%
Utilities	7.7%	Retailing	3.3%

Ten Largest Holdings*

	Market Value	Percent of TNA
Schnitzer Steel Industries, Inc. Class A	$25,212,000	3.4%
Superior Energy Services, Inc.	22,331,700	3.0
PetroQuest Energy, Inc.	21,520,000	2.9
DRS Technologies, Inc.	21,442,935	2.9
Amedisys, Inc.	20,907,493	2.8
CommScope, Inc.	18,469,500	2.5
ON Semiconductor Corp.	17,973,200	2.4
Energen Corp.	17,533,341	2.3
Century Aluminum Co.	15,625,150	2.1
Petrohawk Energy Corp.	15,210,983	2.0
	$196,226,302	26.3%

*	Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

STRATTON MULTI-CAP FUND

What is the Fund’s investment objective?

The primary objective of SMCF is to seek long-term growth of capital. The Fund also seeks current income from interest and dividends as a secondary objective. The Fund’s investments will normally consist of common stocks, including dividend-paying stocks, that are of well-established U.S. companies that the advisor believes are undervalued. The Fund may invest in companies with no restriction as to market capitalization.

What is the investment philosophy used in managing the Fund?

The advisor focuses on common stocks of companies with strong cash flow. Companies often share excess cash flow by paying above-average dividends to shareholders. The advisor looks at characteristics such as strong dividend growth rates and healthy dividend coverage when selecting potential buy candidates. The advisor believes that companies which consistently strive to increase their dividends tend to offer the potential of above-average returns. Fundamental analysis is conducted by the advisor on other important characteristics such as the earnings outlook, management strengths, and industry competitive position.

In certain situations, the advisor may buy stocks with strong cash flow that do not currently pay a dividend. In all cases, these companies have the potential for initiating a cash dividend or a large stock buyback to return excess cash flow to shareholders.

Why are value stocks so important to the Fund’s portfolio?

Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings and price-to-cash flow ratios. The advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk.

What are the primary investment characteristics of the portfolio?

•	Average price-to-earnings on the portfolio holdings will normally be substantially less than that of the S&P 500 Index.

•	Approximately 40-50 companies are held.

•

By combining below average valuation with low price volatility (beta), SMCF should have the potential to produce good relative performance in rising markets and above average relative performance in falling markets.

STRATTON MONTHLY DIVIDEND REIT SHARES

What is the Fund’s investment objective?

The primary objective of SMDS is to seek a high rate of return from dividend and interest income. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in common stocks and other equity securities of real estate investment trusts (“REITs”).

What is the investment philosophy used in managing the Fund?

The Fund is managed to provide a high level of monthly income to its shareholders and therefore looks for companies that have strong dividend payouts. There are several types of real estate properties that are owned by REITs, including apartment complexes, office buildings, hotels, health care facilities, shopping centers and shopping malls. The portfolio is diversified across several sectors within the REIT industry.

Why are dividend-paying companies so important to the Fund’s portfolio?

Current income is of paramount importance or consideration for the SMDS portfolio. The Fund needs higher yielding securities to maintain its own attractive dividend payout. REITs satisfy this income requirement while also offering the potential for dividend growth and capital appreciation. REITs must distribute 90% of their net investment income; therefore, as the earnings of REITs grow, increases in dividends should follow.

What are the primary investment characteristics of the portfolio?

•	The portfolio is comprised of high dividend paying securities.

•	Approximately 40 companies are held.

•	SMDS is managed to provide a high level of current monthly income, and to offer the potential for dividend growth and capital appreciation.

There are risks involved with any investment. This Fund is concentrated in REIT securities, which means it may be subject to special risks, as described on page 4.

STRATTON SMALL-CAP VALUE FUND

What is the Fund’s investment objective?

The primary objective of SSCV is to seek long-term capital appreciation. The Fund seeks to achieve this objective by investing at least 80% of its assets plus any borrowings for investment purposes (measured at the time of purchase) in common stock and securities convertible into common stock of small capitalization companies. The Fund’s investment universe consists of small-cap companies, defined as those with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000 Index. These common stocks are of well-established U.S. companies that the advisor believes are undervalued.

What is the investment philosophy used in managing the Fund?

The advisor believes that investing in securities with attractive valuations relative to their peers and exhibiting positive momentum in earnings revisions and price movement will result in above average long-term capital appreciation with below average volatility. A two-part investment process is employed that combines quantitative and qualitative research methods. Quantitatively, the advisor focuses on valuation, earnings momentum and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the quantitative aspect of the investment process and takes into consideration both a company’s valuation relative to its peers and its valuation relative to its private market value. Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation.

Why are value stocks so important to the Fund’s portfolio?

Value stocks are stocks that appear to be under-valued based on cash and earnings based valuation measures. The advisor believes that undervalued companies with positive earnings prospects have superior appreciation potential with reasonable levels of risk.

What are the primary investment characteristics of the portfolio?

•

Securities held in the portfolio generally trade at fundamental valuation levels, both cash and earnings based, which are below those of peer companies, and also exhibit positive momentum in earnings revisions and price movement. Companies also possess some business catalyst which the advisor feels will serve to increase cash flow, earnings growth and valuation levels.

•	Approximately 55 to 75 companies are held.

There are risks involved with any investment. This Fund is invested in small-cap stocks that tend to have a higher degree of market risk than large-cap stocks due to lack of liquidity, earnings risk, and price volatility.

SCHEDULE OF INVESTMENTS June 30, 2008 (unaudited)

Stratton Multi-Cap Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 83.0%
Aerospace/Defense – 1.7%
Goodrich Corp.	30,000	$1,423,800
Triumph Group, Inc.	35,000	1,648,500

		3,072,300

Basic Materials – 6.1%
Freeport-McMoRan Copper & Gold, Inc.	40,000	4,687,600
Owens-Illinois, Inc.†	85,000	3,543,650
Schnitzer Steel Industries, Inc. Class A	25,000	2,865,000

		11,096,250

Capital Goods – 6.5%
General Cable Corp.†	50,000	3,042,500
Ingersoll-Rand Co., Ltd. Class A	40,000	1,497,200
Rockwell Automation, Inc.	45,000	1,967,850
Textron, Inc.	60,000	2,875,800
Tyco International, Ltd.	60,000	2,402,400

		11,785,750

Consumer Services – 4.2%
The Charles Schwab Corp.	220,000	4,518,800
H&R Block, Inc.	140,000	2,996,000

		7,514,800

Consumer Staples – 1.9%
Archer-Daniels-Midland Co.	100,000	3,375,000

Energy – 21.4%
Chesapeake Energy Corp.	88,000	5,804,480
EOG Resources, Inc.	40,000	5,248,000
Halliburton Co.	50,000	2,653,500
Occidental Petroleum Corp.	60,000	5,391,600
Penn Virginia Corp.	115,000	8,673,300
Transocean, Inc.†	15,000	2,285,850
Valero Energy Corp.	85,000	3,500,300
XTO Energy, Inc.	75,000	5,138,250

		38,695,280

Health Care – 6.0%
Abbott Laboratories	50,000	2,648,500
Medco Health Solutions, Inc.†	60,000	2,832,000
Schering-Plough Corp.	135,000	2,658,150
Thermo Fisher Scientific, Inc.†	50,000	2,786,500

		10,925,150

Industrial – 4.4%
AMETEK, Inc.	112,500	5,312,250
Parker Hannifin Corp.	37,500	2,674,500

		7,986,750

Insurance/Services – 1.1%
Lincoln National Corp.	30,000	1,359,600
UnitedHealth Group, Inc.	27,500	721,875

		2,081,475

Retailing – 1.6%
McDonald’s Corp.	50,000	2,811,000

Technology – 15.1%
Accenture, Ltd. Class A	70,000	2,850,400
Corning, Inc.	110,000	2,535,500
Harris Corp.	70,000	3,534,300
Hewlett-Packard Co.	80,000	3,536,800
International Business Machines Corp.	30,000	3,555,900
L-3 Communications Holdings, Inc.	25,000	2,271,750
NCR Corp.†	40,000	1,008,000
Oracle Corp.†	150,000	3,150,000
Teradata Corp.†	100,000	2,314,000
Tyco Electronics, Ltd.	70,000	2,507,400

		27,264,050

Telecommunications – 1.5%
AT&T, Inc.	80,000	2,695,200

Utilities – 11.5%
American Electric Power Co., Inc.	60,000	2,413,800
Dominion Resources, Inc.	60,000	2,849,400
Duke Energy Corp.	100,000	1,738,000
Dynegy, Inc. Class A†	300,000	2,565,000
Mirant Corp.†	70,000	2,740,500
NRG Energy, Inc.†	60,000	2,574,000
PPL Corp.	60,000	3,136,200
Public Service Enterprise Group, Inc.	60,000	2,755,800

		20,772,700

Total Common Stocks (Cost $110,165,951)		150,075,705

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2008 (unaudited) (continued)

Stratton Multi-Cap Fund

	Principal Amount	Market Value (Note 1)
SHORT-TERM INVESTMENTS – 19.3%
PNC Bank Money Market Account
1.49%, due 07/01/08	$34,877,140	$34,877,140

Total Short-Term Investments (Cost $34,877,140)		34,877,140

Total Investments – 102.3% (Cost $145,043,091*)		184,952,845
Liabilities in Excess of Other Assets – (2.3%)		(4,213,269)

NET ASSETS – 100.0%		$180,739,576

† Non-income producing security * Aggregate cost is $145,043,091 and net unrealized appreciation is as follows:

Gross unrealized appreciation		$43,434,707
Gross unrealized depreciation		(3,524,953)

Net unrealized appreciation		$39,909,754

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2008 (unaudited)

Stratton Monthly Dividend REIT Shares

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 95.0%
Apartments – 19.1%
Apartment Investment & Management Co. Class A	79,616	$2,711,721
Camden Property Trust	70,000	3,098,200
Education Realty Trust, Inc.	10,000	116,500
Equity Residential	50,000	1,913,500
Home Properties, Inc.	37,500	1,802,250
Mid-America Apartment
Communities, Inc.	70,000	3,572,800
UDR, Inc.	185,000	4,140,300

		17,355,271

Diversified – 3.5%
Lexington Realty Trust	230,000	3,134,900

Health Care – 23.9%
HCP, Inc.	80,000	2,544,800
Health Care REIT, Inc.	70,000	3,115,000
Healthcare Realty Trust, Inc.	110,000	2,614,700
Medical Properties Trust, Inc.	100,000	1,012,000
National Health Investors, Inc.	150,000	4,276,500
Nationwide Health Properties, Inc.	90,000	2,834,100
Universal Health Realty Income Trust	100,000	3,000,000
Ventas, Inc.	55,000	2,341,350

		21,738,450

Industrial – 8.9%
DCT Industrial Trust, Inc.	200,000	1,656,000
EastGroup Properties, Inc.	80,000	3,432,000
First Industrial Realty Trust, Inc.	109,000	2,994,230

		8,082,230

Lodging – 5.3%
Hospitality Properties Trust	115,000	2,812,900
Sunstone Hotel Investors, Inc.	120,000	1,992,000

		4,804,900

Net Lease – 5.0%
Getty Realty Corp.	25,000	360,250
National Retail Properties, Inc.	200,000	4,180,000

		4,540,250

Office – 16.4%
Brandywine Realty Trust	200,000	3,152,000
Highwoods Properties, Inc.	95,000	2,984,900
Liberty Property Trust	117,100	3,881,865
Mack-Cali Realty Corp.	70,000	2,391,900
SL Green Realty Corp.	30,000	2,481,600

		14,892,265

Regional Malls – 8.2%
General Growth Properties, Inc.	30,000	1,050,900
Glimcher Realty Trust	185,000	2,068,300
The Macerich Co.	26,000	1,615,380
Simon Property Group, Inc.	30,000	2,696,700

		7,431,280

Shopping Centers – 4.7%
Developers Diversified Realty Corp.	60,000	2,082,600
Equity One, Inc.	50,000	1,027,500
Urstadt Biddle Properties, Inc. Class A	80,000	1,172,800

		4,282,900

Total Common Stocks (Cost $81,007,539)		86,262,446

	Principal Amount
SHORT-TERM INVESTMENTS – 3.5%
PNC Bank Money Market Account
1.49%, due 07/01/08	$3,196,493	3,196,493

Total Short-Term Investments (Cost $3,196,493)		3,196,493

Total Investments – 98.5% (Cost $84,204,032*)		89,458,939
Other Assets Less Liabilities – 1.5%		1,398,582

NET ASSETS – 100.0%		$90,857,521

* Aggregate cost is $84,204,032 and net unrealized appreciation is as follows:

Gross unrealized appreciation		$13,772,672
Gross unrealized depreciation		(8,517,765)

Net unrealized appreciation		$5,254,907

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2008 (unaudited)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 93.5%
Aerospace/Defense – 1.8%
Moog, Inc. Class A†	361,925	$13,478,087

Banking/Financial – 8.3%
Affiliated Managers Group, Inc.†	120,250	10,829,715
BancorpSouth, Inc.	346,000	6,051,540
First Midwest Bancorp, Inc.	254,200	4,740,830
First Niagara Financial Group, Inc.	127,000	1,633,220
Interactive Brokers Group, Inc. Class A†	235,000	7,550,550
MB Financial, Inc.	151,200	3,397,464
National Penn Bancshares, Inc.	267,400	3,551,072
Sterling Bancshares, Inc.	900,000	8,181,000
SVB Financial Group†	250,000	12,027,500
Webster Financial Corp.	223,400	4,155,240

		62,118,131

Basic Materials – 5.4%
Century Aluminum Co.†	235,000	15,625,150
Schnitzer Steel Industries, Inc. Class A	220,000	25,212,000

		40,837,150

Business Services – 1.5%
Aaron Rents, Inc.	499,500	11,153,835

Capital Goods – 5.4%
Cascade Corp.	176,500	7,469,480
Crane Co.	305,000	11,751,650
DRS Technologies, Inc.	272,395	21,442,935

		40,664,065

Consumer Staples – 6.0%
Casey’s General Stores, Inc.	500,000	11,585,000
Longs Drug Stores Corp.	180,000	7,579,800
Ralcorp Holdings, Inc.†	240,000	11,865,600
Ruddick Corp.	399,000	13,689,690

		44,720,090

Energy – 18.2%
Cabot Oil & Gas Corp.	203,100	13,755,963
Exterran Holdings, Inc.†	75,000	5,361,750
Foundation Coal Holdings, Inc.	125,000	11,072,500
Helix Energy Solutions Group, Inc.†	261,624	10,894,023
Hercules Offshore, Inc.†	390,000	14,827,800
Penn Virginia Corp.	186,200	14,043,204
Petrohawk Energy Corp.†	328,460	15,210,983
PetroQuest Energy, Inc.†	800,000	21,520,000
Superior Energy Services, Inc.†	405,000	22,331,700
TETRA Technologies, Inc.†	326,800	7,748,428

		136,766,351

Health Care – 13.2%
Amedisys, Inc.†	414,667	20,907,493
American Oriental Bioengineering, Inc.†	600,000	5,922,000
CONMED Corp.†	226,000	6,000,300
Healthspring, Inc.†	830,000	14,010,400
Henry Schein, Inc.†	88,500	4,563,945
LifePoint Hospitals, Inc.†	350,000	9,905,000
Sciele Pharma, Inc.†	695,000	13,448,250
ViroPharma, Inc.†	990,000	10,949,400
West Pharmaceutical Services, Inc.	301,100	13,031,608

		98,738,396

Insurance/Services – 1.3%
Selective Insurance Group, Inc.	505,200	9,477,552

REITs – 5.2%
FelCor Lodging Trust, Inc.	831,000	8,725,500
Medical Properties Trust, Inc.	1,025,000	10,373,000
Nationwide Health Properties, Inc.	400,000	12,596,000
Sunstone Hotel Investors, Inc.	446,500	7,411,900

		39,106,400

Retailing – 3.3%
GameStop Corp. Class A†	271,742	10,978,377
The Gymboree Corp.†	340,000	13,623,800

		24,602,177

Technology – 14.5%
Anixter International, Inc.†	236,700	14,081,283
Avocent Corp.†	608,000	11,308,800
Belden, Inc.	324,600	10,997,448
CommScope, Inc.†	350,000	18,469,500
Digital River, Inc.†	160,000	6,172,800
OmniVision Technologies, Inc.†	395,000	4,775,550
ON Semiconductor Corp.†	1,960,000	17,973,200
Parametric Technology Corp.†	785,000	13,085,950
Syniverse Holdings, Inc.†	750,000	12,150,000

		109,014,531

Transportation – 1.7%
Euroseas, Ltd.	460,000	5,966,200
TBS International, Ltd. Class A†	170,000	6,791,500

		12,757,700

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2008 (unaudited) (continued)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
Utilities – 7.7%
Avista Corp.	645,000	$13,841,700
El Paso Electric Co.†	639,000	12,652,200
Energen Corp.	224,700	17,533,341
Southwest Gas Corp.	450,000	13,378,500

		57,405,741

Total Common Stocks (Cost $593,635,829)		700,840,206

	Principal Amount
SHORT-TERM INVESTMENTS – 7.3%
PNC Bank Money Market Account
1.49%, due 07/01/08	$54,575,281	54,575,281

Total Short-Term Investments (Cost $54,575,281)		54,575,281

Total Investments – 100.8% (Cost $648,211,110*)		755,415,487
Liabilities in Excess of Other Assets – (0.8%)		(6,012,021)

NET ASSETS – 100.0%		$749,403,466

REIT – Real Estate Investment Trust † Non-income producing security * Aggregate cost is $648,211,110 and net unrealized appreciation is as follows:

Gross unrealized appreciation		$168,479,814
Gross unrealized depreciation		(61,275,437)

Net unrealized appreciation		$107,204,377

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2008 (unaudited)

	SMCF	SMDS	SSCV
ASSETS:
Investments in securities at value (cost $145,043,091, $84,204,032 and $648,211,110, respectively) (Note 1)	$184,952,845	$89,458,939	$755,415,487
Dividends and interest receivable	109,441	623,131	772,402
Receivable for shares sold	10,227,377	5,063	2,148,161
Receivable for investment securities sold	—	952,486	—
Other receivables	195	—	396
Prepaid expenses	23,250	15,120	16,798

Total Assets	195,313,108	91,054,739	758,353,244

LIABILITIES:
Payable for shares redeemed	164,959	122,604	1,189,924
Payable for investment securities purchased	14,340,606	—	7,403,325
Accrued audit fee	13,332	16,019	15,522
Accrued directors’ fee	—	127	—
Accrued printing fee	7,189	10,814	78,324
Payable to affiliate	43,792	45,525	247,389
Distributions payable	286	—	64
Accrued expenses and other liabilities	3,368	2,129	15,230

Total Liabilities	14,573,532	197,218	8,949,778

NET ASSETS:
Applicable to 4,313,688, 3,660,188 and 15,561,102 shares outstanding, respectively[1]	$180,739,576	$90,857,521	$749,403,466

Net asset value, offering and redemption price per share[2]	$41.90	$24.82	$48.16

SOURCE OF NET ASSETS:
Paid-in capital	$140,909,366	$85,240,209	$646,002,212
Undistributed net investment income (loss)	5,504	(9,264)	(917,053)
Accumulated net realized gain (loss) on investments	(85,048)	371,669	(2,886,070)
Net unrealized appreciation on investments	39,909,754	5,254,907	107,204,377

Net Assets	$180,739,576	$90,857,521	$749,403,466

[1]	SMCF: $0.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCV: $0.001 par value, 200,000,000 shares authorized.
[2]	Redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

Six Months Ended June 30, 2008 (unaudited)

	SMCF	SMDS	SSCV
INCOME:
Dividends	$648,809	$3,191,325	$2,583,530
Interest	114,590	43,319	544,259
Other Income	—	—	1,223

Total Income	763,399	3,234,644	3,129,012

EXPENSES:
Advisory fees (Note 2)	441,617	315,510	3,152,238
Accounting/Administration services fees	63,552	55,144	273,046
Audit fees	13,332	16,019	15,522
Custodian fees	9,847	10,349	44,370
Directors’ fees	6,490	6,250	40,965
Legal fees	1,340	1,266	8,333
Miscellaneous fees	4,620	6,416	31,135
Printing and postage fees	9,062	12,004	96,298
Registration fees	16,310	12,969	32,935
Taxes other than income taxes	4,063	4,073	25,895
Transfer agent fees	36,114	53,269	325,328

Total Expenses	606,347	493,269	4,046,065

Net Investment Income (Loss)	157,052	2,741,375	(917,053)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	3,091,115	617,923	5,133,994
Net increase (decrease) in unrealized appreciation/depreciation on investments	(7,068,401)	(6,273,650)	25,147,263

Net realized and unrealized gain (loss) on investments	(3,977,286)	(5,655,727)	30,281,257

Net increase (decrease) in net assets resulting from operations	$(3,820,234)	$(2,914,352)	$29,364,204

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SMCF		SMDS
	6 Months Ended 6/30/08*	Year Ended 12/31/07	6 Months Ended 6/30/08*	Year Ended 12/31/07
OPERATIONS:
Net investment income	$157,052	$412,468	$2,741,375	$3,853,310
Net realized gain on investments	3,091,115	8,694,100	617,923	16,485,877
Net increase (decrease) in unrealized appreciation/depreciation on investments	(7,068,401)	7,921,386	(6,273,650)	(40,899,746)

Net increase (decrease) in net assets resulting from operations	(3,820,234)	17,027,954	(2,914,352)	(20,560,559)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.10 and $0.19 per share, respectively, for SMCF, $0.78 and $0.95 per share, respectively, for SMDS)	(334,711)	(413,785)	(2,750,639)	(3,853,310)
From realized gains on investments ($1.16 and $4.73 per share, respectively, for SMCF, $2.22 and $3.93 per share, respectively, for SMDS)	(4,035,464)	(10,156,895)	(7,638,459)	(14,792,719)

Total Distributions	(4,370,175)	(10,570,680)	(10,389,098)	(18,646,029)

CAPITAL SHARE TRANSACTIONS[1]	87,750,023	(4,825,184)	(414,552)	(21,679,571)

REDEMPTION FEES	10,589	5,275	1,540	9,328

Total increase (decrease) in net assets	79,570,203	1,637,365	(13,716,462)	(60,876,831)
NET ASSETS:
Beginning of period	101,169,373	99,532,008	104,573,983	165,450,814

End of period (including undistributed net investment income (loss) of $5,504 and $183,163, respectively, for SMCF, and $(9,264) and $0, respectively, for SMDS)	$180,739,576	$101,169,373	$90,857,521	$104,573,983

	SSCV
	6 Months Ended 6/30/08*	Year Ended 12/31/07
OPERATIONS:
Net investment income (loss)	$(917,053)	$1,692,922
Net realized gain on investments	5,133,994	2,557,014
Net increase (decrease) in unrealized appreciation/depreciation on investments	25,147,263	(18,170,446)

Net increase (decrease) in net assets resulting from operations	29,364,204	(13,920,510)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.00 and $0.10 per share, respectively, for SSCV)	—	(1,692,922)
From realized gains on investments ($0.00 and $1.21 per share, respectively, for SSCV)	—	(19,060,506)

Total Distributions	—	(20,753,428)

CAPITAL SHARE TRANSACTIONS[1]	7,883,284	9,761,212

REDEMPTION FEES	23,795	110,466

Total increase (decrease) in net assets	37,271,283	(24,802,260)
NET ASSETS:
Beginning of period	712,132,183	736,934,443

End of period (including undistributed net investment income (loss) of $(917,053) and $0, respectively, for SSCV)	$749,403,466	$712,132,183

*	Unaudited

See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS

1 A summary of capital share transactions follows:

	SMCF
	6 Months Ended 6/30/08*		Year Ended 12/31/07
	Shares	Value	Shares	Value
Shares issued	2,203,491	$94,439,796	190,811	$8,517,846
Shares reinvested from net investment income and capital gains distributions	92,614	3,916,650	202,617	9,103,877

	2,296,105	98,356,446	393,428	17,621,723
Shares redeemed	(248,843)	(10,606,423)	(506,735)	(22,446,907)

Net increase (decrease)	2,047,262	$87,750,023	(113,307)	$(4,825,184)

	SMDS
	6 Months Ended 6/30/08*		Year Ended 12/31/07
	Shares	Value	Shares	Value
Shares issued	83,091	$2,406,263	97,395	$3,622,850
Shares reinvested from net investment income and capital gains distributions	312,607	8,316,976	427,089	14,500,713

	395,698	10,723,239	524,484	18,123,563
Shares redeemed	(395,805)	(11,137,791)	(1,121,564)	(39,803,134)

Net decrease	(107)	$(414,552)	(597,080)	$(21,679,571)

	SSCV
	6 Months Ended 6/30/08*		Year Ended 12/31/07
	Shares	Value	Shares	Value
Shares issued	3,016,254	$140,779,752	5,840,936	$290,689,933
Shares reinvested from net investment income and capital gains distributions	—	—	345,281	17,150,979

	3,016,254	140,779,752	6,186,217	307,840,912
Shares redeemed	(2,890,359)	(132,896,468)	(5,968,096)	(298,079,700)

Net increase	125,895	$7,883,284	218,121	$9,761,212

*	Unaudited

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2008 (unaudited)

Note 1. – Significant Accounting Policies

Stratton Mutual Funds (the “Funds”) consist of Stratton Multi-Cap Fund, Inc. (“SMCF”), Stratton Monthly Dividend REIT Shares, Inc. (“SMDS”) and The Stratton Funds, Inc., which operates as a series, consisting of Stratton Small-Cap Value Fund (“SSCV”). The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SMCF is to seek long-term growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 80% of the Fund’s net assets plus any borrowings for investment purposes (measured at the time of purchase) will be in common stocks and other equity securities of Real Estate Investment Trusts.

The objective of SSCV is to seek long-term capital appreciation through investment in the securities of small-cap companies. Certain risks associated with investing in small-cap stocks include greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets, for which no quotations are readily available, are valued at their “fair value” as determined in good faith by the Boards of Directors of the Funds. Some of the more common reasons that may necessitate that a security be valued at “fair value” include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time.

B. Determination of Gains or Losses on Sales of Securities – Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

C. Federal Income Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (unaudited)

D. Use of Estimates in Financial Statements – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

E. Other – Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

F. Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

G. REITs – SMDS has made certain investments in Real Estate Investment Trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H. Redemption Fee – The Funds impose a redemption fee of 1.50% on shares that are redeemed within 120 days of purchase. The charge is assessed on an amount equal to the net asset value of the shares at the time of redemption. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees returned to the assets of the Funds are reflected in the Statements of Changes in Net Assets.

I. Recent Accounting Pronouncements – Adoption of Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”) – In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of January 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (unaudited)

The summary of inputs used to value each Fund’s net assets as of June 30, 2008 is as follows:

	SMCF	SMDS	SSCV
Level 1 – Quoted Prices	$184,952,845	$89,458,939	$755,415,487
Level 2 – Significant Observable Inputs	—	—	—
Level 3 – Significant Unobservable Inputs	—	—	—

Total Market Value of Investments	$184,952,845	$89,458,939	$755,415,487

The Funds adopted the provisions of FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset values of the Funds. As of and during the period ended June 30, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2004, by state authorities for tax years before 2003 and by tax authorities outside the U.S. for tax years before 2000.

Note 2. – During the six months ended June 30, 2008, the Funds paid advisory fees to Stratton Management Company (the “Advisor”) as follows: SMCF – $441,617; SMDS – $315,510; SSCV – $3,152,238. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds’ officers. In return for these services, SMCF, SMDS and SSCV pay to the Advisor a monthly management fee at annual rates of 0.75%, 0.63% and 0.90% of each Fund’s respective average daily net assets.

The officers and Directors of the Funds who are also officers or employees of the Advisor or administrator receive no direct compensation from the Funds for services to them. Each disinterested Director receives $2,000 for each meeting attended and an annual retainer of $8,000.

PFPC Trust Company serves as the Funds’ custodian and PFPC Distributors, Inc. serves as the Funds’ principal underwriter. PFPC Distributors, Inc. receives no fees for services in assisting in sales of the Funds’ shares but does receive an annual fee of $5,000 for each Fund for its services in connection with the registration of the Funds’ shares under state securities laws. PNC Global Investment Servicing (formerly, PFPC Inc.) serves as the Funds’ administrator and accounting and transfer agent.

Note 3. – Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2008 were as follows:

	SMCF	SMDS	SSCV
Cost of purchases	$74,748,610	$10,055,663	$84,753,898
Proceeds of sales	17,022,626	17,255,593	66,991,213

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (unaudited)

Note 4. – Distributions to Shareholders

The tax character of distributions paid during 2007 was as follows:

	SMCF	SMDS	SSCV
Distributions paid from:
Ordinary income	$413,785	$4,090,866	$1,867,586
Long-term capital gain	10,156,895	14,555,163	18,885,842

	$10,570,680	$18,646,029	$20,753,428

The tax character of distributions paid during the year ending December 31, 2008, will be reported in the Funds’ December 31, 2008 Annual Report.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

	SMCF	SMDS	SSCV
Undistributed ordinary income	$183,163	$—	$—
Undistributed long-term gain	859,301	7,638,443	—
Unrealized appreciation	46,978,155	11,282,319	81,926,856
Deferred Post-October losses	—	—	(7,889,806)

Total Accumulated Earnings	$48,020,619	$18,920,762	$74,037,050

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to timing differences of tax recognition of gains on certain securities, the deferral of losses on wash sales, and post-October losses.

Note 5. – Reclassification

Permanent differences, incurred during the year ended December 31, 2007, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

	SMCF	SMDS	SSCV
Increase (Decrease) Paid-In Capital	$—	$—	$(611,959)
Increase (Decrease) Undistributed Net Investment Income	184,334	—	185,130
Increase (Decrease) Accumulated Net Realized Gain (Loss)	(184,334)	—	426,829

Note 6. – Indemnification

Under the Funds’ organizational documents, their officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (unaudited)

Note 7. – Acquisition of Advisor

On April 30, 2008, Susquehanna Bancshares Inc. (“Susquehanna”), a financial services holding company based in Lititz, Pennsylvania, with assets of approximately $13 billion, acquired Stratton Holding Company, the parent company of the Advisor. As a result of the acquisition, the Advisor is now an indirect wholly owned subsidiary of Susquehanna.

FINANCIAL HIGHLIGHTS

Stratton Multi-Cap Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended 6/30/08*	Years Ended December 31,
		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$44.64	$41.82	$44.35	$40.69	$34.69	$25.46

Income From Investment Operations
Net investment income	0.06 [1]	0.27	0.21	0.07	0.04	0.09
Redemption fees	— [2]	— [2]	0.07	0.02	0.03	—
Net gains (losses) on securities (both realized and unrealized)	(1.54)	7.47	0.06	5.71	7.96	10.55

Total from investment operations	(1.48)	7.74	0.34	5.80	8.03	10.64

Less Distributions
Dividends (from net investment income)	(0.10)	(0.19)	(0.21)	(0.07)	(0.04)	(0.09)
Distributions (from capital gains)	(1.16)	(4.73)	(2.66)	(2.07)	(1.99)	(1.32)

Total distributions	(1.26)	(4.92)	(2.87)	(2.14)	(2.03)	(1.41)

Net Asset Value, End of Period	$41.90	$44.64	$41.82	$44.35	$40.69	$34.69

Total Return	(3.36)%[3]	18.76%	0.77%	14.49%	23.53%	42.19%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$180,740	$101,169	$99,532	$173,405	$110,251	$56,749
Ratio of expenses to average net assets	1.03%[4]	1.06%	1.06%	1.08%	1.15%	1.28%
Ratio of net investment income to average net assets	0.27%[4]	0.42%	0.40%	0.17%	0.12%	0.32%
Portfolio turnover rate	15.61%[3]	25.68%	31.04%	29.22%	44.44%	38.22%

*	Unaudited
[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not Annualized
[4]	Annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended 6/30/08*	Years Ended December 31,
		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$28.57	$38.86	$34.35	$36.86	$32.86	$26.56

Income From Investment Operations
Net investment income	0.78 [1]	0.95	0.89	0.94	0.98	1.26
Redemption fees	— [2]	— [2]	— [2]	0.01	0.01	0.01
Net gains (losses) on securities (both realized and unrealized)	(1.53)	(6.36)	8.47	0.52	6.01	6.95

Total from investment operations	(0.75)	(5.41)	9.36	1.47	7.00	8.22

Less Distributions
Dividends (from net investment income)	(0.78)	(0.95)	(0.89)	(0.94)	(0.98)	(1.26)
Distributions (from capital gains)	(2.22)	(3.93)	(3.96)	(3.04)	(2.02)	—
Return of capital	—	—	—	—	—	(0.66)

Total distributions	(3.00)	(4.88)	(4.85)	(3.98)	(3.00)	(1.92)

Net Asset Value, End of Period	$24.82	$28.57	$38.86	$34.35	$36.86	$32.86

Total Return	(3.14)%[3]	(15.35)%	28.32%	4.11%	22.17%	32.38%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$90,858	$104,574	$165,451	$153,344	$211,477	$204,833
Ratio of expenses to average net assets	0.98%[4]	0.92%	0.91%	0.95%	0.96%	1.00%
Ratio of net investment income to average net assets	5.43%[4]	2.75%	2.36%	2.49%	2.90%	3.50%
Portfolio turnover rate	10.51%[3]	16.85%	20.20%	5.36%	44.28%	25.43%

*	Unaudited
[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not Annualized
[4]	Annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Small-Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended 6/30/08*	Years Ended December 31,
		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$46.14	$48.43	$43.28	$40.33	$32.96	$22.88

Income From Investment Operations
Net investment income (loss)	(0.06)[1]	0.11	(0.02)	(0.07)	(0.15)	(0.23)
Redemption fees	— [2]	0.01	0.01	0.02	—	—
Net gains (losses) on securities (both realized and unrealized)	2.08	(1.10)	5.97	4.43	8.75	11.55

Total from investment operations	2.02	(0.98)	5.96	4.38	8.60	11.32

Less Distributions
Dividends (from net investment income)	—	(0.10)	—	—	—	—
Distributions (from capital gains)	—	(1.21)	(0.81)	(1.43)	(1.23)	(1.24)

Total distributions	—	(1.31)	(0.81)	(1.43)	(1.23)	(1.24)

Net Asset Value, End of Period	$48.16	$46.14	$48.43	$43.28	$40.33	$32.96

Total Return	4.38%[3]	(2.20)%	13.82%	10.86%	26.43%	49.63%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$749,403	$712,132	$736,934	$355,413	$116,472	$62,184
Ratio of expenses to average net assets	1.16%[4]	0.87%	1.21%	1.28%	1.47%	1.67%
Ratio of net investment income (loss) to average net assets	(0.26)%[4]	0.21%	(0.06)%	(0.25)%	(0.57)%	(0.88)%
Portfolio turnover rate	10.28%[3]	19.07%	29.41%	15.49%	16.54%	25.94%

*	Unaudited
[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not Annualized
[4]	Annualized

See accompanying notes to financial statements.

ADDITIONAL INFORMATION

(unaudited)

Disclosure of Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees if you redeem within 120 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2008 through June 30, 2008.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the numbers in the first line under the heading entitled “Expenses Paid During Six Month Period Ending 6/30/08” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if theses transactional costs were included, your costs would have been higher.

Stratton Multi-Cap Fund

	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Expenses Paid During Six Month Period Ending 6/30/08*
Actual	$1,000.00	$966.40	$5.04
Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	$5.17

*	Expenses are equal to the Fund’s annualized expense ratio of 1.03% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

ADDITIONAL INFORMATION (continued)

(unaudited)

Stratton Monthly Dividend REIT Shares

	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Expenses Paid During Six Month Period Ending 6/30/08*
Actual	$1,000.00	$968.60	$4.80
Hypothetical (5% return before expenses)	$1,000.00	$1,019.99	$4.92

*	Expenses are equal to the Fund’s annualized expense ratio of 0.98% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Stratton Small-Cap Value Fund

	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Expenses Paid During Six Month Period Ending 6/30/08*
Actual	$1,000.00	$1,043.80	$5.89
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.16% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

SHAREHOLDER INFORMATION

Special Meeting of Shareholders

A Special Meeting of Shareholders of SMCF, SMDS and SSCV was held March 28, 2008, for purposes of approving new advisory agreements between each Fund and Stratton Management Co. A quorum for each Fund was represented at the Meeting and the voting results are set forth below.

SMCF

For	Against	Abstain
1,349,923	15,343	17,545

SMDS

For	Against	Abstain
1,806,457	86,626	81,224

SSCV

For	Against	Abstain
7,413,891	128,852	203,664

General Information on the Funds

Requests for a Prospectus, application, financial information including past performance figures or any additional information on the Funds and the available programs should be directed to the Funds’ toll free number at 1-800-634-5726.

Please visit our website at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds and the services we offer such as our Stratton Funds News Alert. The Alert keeps subscribers informed of any television programs and financial publications that feature our managers. In addition, it features updates on the Funds, bringing insight from our portfolio managers, and addresses changes in the markets and how they affect the Funds’ performance.

Share Price Information

The Funds’ daily NAVs can be found on our website at www.strattonfunds.com. The Funds’ stock ticker symbols for SMCF, SMDS and SSCV are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent investments in retirement accounts.

Redemption Fees

The Funds will assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The fee does not apply to shares purchased through reinvested dividends or capital gains.

SHAREHOLDER INFORMATION (continued)

Dividends and Distributions

SMDS pays monthly dividends from net investment income. SMDS has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV in late February. SMCF and SSCV pay dividends, if any, from net investment income semi-annually and annually, respectively. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased through our Automatic Investment Plan. This plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in this plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated.

Systematic Cash Withdrawal Plan

Shares of a Fund may be redeemed through our Systematic Cash Withdrawal Plan. Participation in this plan requires an initial minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-634-5726.

Proxy Voting

For free information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, or to obtain a free copy of the Funds’ complete proxy voting policies and procedures, call 1-800-634-5726, or visit the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files a schedule of investments for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SHAREHOLDER INFORMATION (continued)

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should call 1-800-472-4266 or write the transfer agent at the following addresses:

via First Class Mail	via Overnight Courier
Stratton Mutual Funds	Stratton Mutual Funds
c/o PNC Global Investment Servicing	c/o PNC Global Investment Servicing
P. O. Box 9801	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence to the Advisor. Doing so may delay the processing of your account related request.

DIRECTORS

Bernard A. Francis, Jr.	Richard W. Stevens	H. Drake Williams, Jr.

John J. Lombard, Jr.	James W. Stratton	Joel H. Wilson

Lois Rothenberger	Frank Thomas

OFFICERS

James W. Stratton	James A. Beers	Patricia L. Sloan
Chairman	President	Secretary & Treasurer
Stratton Mutual Funds	Stratton Monthly
	Dividend REIT Shares	Brigid E. Hummel
John A. Affleck, CFA		Assistant Secretary &
President	Gerald M. Van Horn, CFA	Assistant Treasurer
Stratton Multi-Cap Fund	President
	Stratton Small-Cap Value Fund	Michelle A. Whalen
Assistant Secretary &
	Joanne E. Kuzma	Assistant Treasurer
Chief Compliance Officer

INVESTMENT ADVISOR

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

TRANSFER AGENT &

DIVIDEND PAYING AGENT

PNC Global Investment Servicing

760 Moore Road

King of Prussia, PA 19406-1212

1-800-472-4266

CUSTODIAN BANK

PFPC Trust Company

The Eastwick Center, 8800 Tinicum Boulevard

Philadelphia, PA 19153

Visit the Stratton Mutual Funds

website at www.strattonfunds.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Stratton Multi-Cap Fund, Inc.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date	8/12/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date	8/12/08

By (Signature and Title)*	/s/ James A. Beers
James A. Beers, Chief Financial Officer
(principal financial officer)

Date	8/12/08

*	Print the name and title of each signing officer under his or her signature.